EXHIBIT 21


The following corporations are subsidiaries of Hagler Bailly, Inc.:

Name                                           Jurisdiction of Incorporation

Hagler Bailly Services, Inc.                               Delaware

Hagler Bailly Consulting, Inc.                             Delaware

HB Capital, Inc.                                           Delaware

Hagler Bailly Texas, Inc.                                  Texas
(a subsidiary of Hagler Bailly Consulting, Inc.)

Apogee Research, Inc.                                      Maryland
(a subsidiary of Hagler Bailly, Inc.)

Apogee Research International, Ltd.                        Canada
(a subsidiary of Apogee Research, Inc.)

TB&A, Group, Inc.                                          Delaware
(a subsidiary of Hagler Bailly, Inc.)

Theodore Barry & Associates                                California
(a subsidiary of TB&A Group, Inc.)

HBQ S.A.                                                   Argentina
(Hagler Bailly Services, Inc. has a majority interest)

Hagler Bailly Indonesia, Inc.                              Delaware
(a subsidiary of Hagler Bailly Services, Inc.)

PT Hagler Bailly Indonesia                                 Indonesia
(a subsidiary of Hagler Bailly Indonesia, Inc.)

Hagler Bailly Armenia                                      Armenia
(a subsidiary of Hagler Bailly Services, Inc.)

Hagler Bailly Services (India) Private Ltd.                India
(a subsidiary of Hagler Bailly Services, Inc.)

Hagler Bailly Consulting, S.A. (Paris)                     France
(a subsidiary of Hagler Bailly Consulting, Inc.)

Hagler Bailly Consulting Ltd.                              Ireland
(a subsidiary of Hagler Bailly Services, Inc.)

Hagler Bailly Pakistan (Private) Ltd.                      Pakistan
(Hagler Bailly Services, Inc. has a minority interest)

Hagler Bailly International S.A.                           Belgium
(a subsidiary of Hagler Bailly Services, Inc.)

Private Label Utility Services, Inc.                       Delaware
(a subsidiary of HB Capital, Inc.)